SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            Statement of Eligibility
                      Under the Trust Indenture Act of 1939
                  of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) ______



                          HARRIS TRUST AND SAVINGS BANK
                                (Name of Trustee)


        Illinois                                        36-1194448
(State of Incorporation)                    (I.R.S. Employer Identification No.)



                 111 West Monroe Street, Chicago, Illinois 60603
                    (Address of principal executive offices)


                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                    312-461-2527 phone 312-461-3525 facsimile
           (Name, address and telephone number for agent for service)



CONSECO FINANCING TRUST VIII                          CONSECO, INC.
         (Obligor)                                    (Guarantor)

         DELAWARE                                        INDIANA
  (State of Incorporation                         (State of Incorporation)


         91-1988898                                      35-1468632
(I.R.S Employer identification No.)          (I.R.S Employer identification No.)


       c/o Conseco, Inc.                      11825 North Pennsylvania Street
11825 North Pennsylvania Street                    Carmel, Indiana 46032
       Carmel, Indiana 46032
(Address of principal executive offices)(Address of principal executive offices)

                         Preferred Securities Guarantee
                         (Title of indenture securities)

 1.      GENERAL INFORMATION.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

              Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the Trustee.

 3. through 15.

                  NO RESPONSE NECESSARY

16.      LIST OF EXHIBITS.

         1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

              A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

         2.   A copy of the existing by-laws of the Trustee.

              A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

         3.   The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  (included as Exhibit B on page 3 of this statement)

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 5th day of January, 2000.

HARRIS TRUST AND SAVINGS BANK


By:   /s/ J. Bartolini
    -----------------------
      J. Bartolini
      Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By:   /s/ J. Bartolini
    -----------------------
      J. Bartolini
      Vice President

EXHIBIT B

Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1999, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                                   HARRIS BANK



                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1999, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                         Bank's Transit Number 71000288

                                                                                                                      THOUSANDS
                                ASSETS                                                                                OF DOLLARS

Cash and balances due from depository institutions:
              Non-interest bearing balances and currency and coin....................................                  $1,139,804
              Interest bearing balances..............................................................                    $223,943
Securities:..........................................................................................
a.  Held-to-maturity securities                                                                                                $0
b.  Available-for-sale securities                                                                                      $5,773,313
Federal funds sold and securities purchased under agreements to resell                                                   $148,650
Loans and lease financing receivables:

              Loans and leases, net of unearned income...............................................  $9,752,500
              LESS:  Allowance for loan and lease losses.............................................    $111,660
                                                                                                       ----------


              Loans and leases, net of unearned income, allowance, and reserve
              (item 4.a minus 4.b)...................................................................                  $9,640,840
Assets held in trading accounts......................................................................                    $193,520
Premises and fixed assets (including capitalized leases).............................................                    $271,847
Other real estate owned..............................................................................                        $339
Investments in unconsolidated subsidiaries and associated companies..................................                          $0
Customer's liability to this bank on acceptances outstanding.........................................                     $44,067
Intangible assets....................................................................................                    $245,968
Other assets.........................................................................................                  $1,328,114
                                                                                                                       ----------

TOTAL ASSETS                                                                                                          $19,010,405
                                                                                                                      ===========

                                        3









                                   LIABILITIES
Deposits:
     In domestic offices.............................................................................                  $9,579,731

              Non-interest bearing...................................................................  $2,953,755
              Interest bearing.......................................................................  $6,625,976

     In foreign offices, Edge and Agreement subsidiaries, and IBF's..................................                  $1,396,781

              Non-interest bearing...................................................................     $21,682
              Interest bearing.......................................................................  $1,375,099

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
Federal funds purchased & securities sold under agreements to repurchase.............................                  $3,951,113
Trading Liabilities                                                                                                        91,252
Other borrowed money:................................................................................
a.  With remaining maturity of one year or less                                                                        $1,978,203
b.  With remaining maturity of more than one year                                                                              $0
Bank's liability on acceptances executed and outstanding                                                                  $44,067
Subordinated notes and debentures....................................................................                    $225,000
Other liabilities....................................................................................                    $481,642
                                                                                                                      -----------

TOTAL LIABILITIES                                                                                                     $17,747,789
                                                                                                                      ===========

                                 EQUITY CAPITAL
Common stock.........................................................................................                    $100,000
Surplus..............................................................................................                    $609,913
a.  Undivided profits and capital reserves...........................................................                    $657,705
b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($105,002)
                                                                                                                      -----------

TOTAL EQUITY CAPITAL                                                                                                   $1,262,616
                                                                                                                      ===========

Total liabilities, limited-life preferred stock, and equity capital..................................                 $19,010,405
                                                                                                                      ===========

         I, Christy Wipper, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                 CHRISTY WIPPER
                                    10/26/99

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.


                  Directors
                  --------------------
                  ALAN G. McNALLY,
                  EDWARD W. LYMAN,
                  LEO M. HENIKOFF

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            Statement of Eligibility
                      Under the Trust Indenture Act of 1939
                  of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) ______



                          HARRIS TRUST AND SAVINGS BANK
                                (Name of Trustee)


       Illinois                                          36-1194448
 (State of Incorporation)                   (I.R.S. Employer Identification No.)



                 111 West Monroe Street, Chicago, Illinois 60603
                    (Address of principal executive offices)


                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                    312-461-2527 phone 312-461-3525 facsimile
           (Name, address and telephone number for agent for service)



 CONSECO FINANCING TRUST IX                              CONSECO, INC.
       (Obligor)                                          (Guarantor)

        DELAWARE                                            INDIANA
  (State of Incorporation                             (State of Incorporation)


        91-1988899                                         35-1468632
(I.R.S Employer identification No.)          (I.R.S Employer identification No.)


        c/o Conseco, Inc.
  11825 North Pennsylvania Street               11825 North Pennsylvania Street
      Carmel, Indiana 46032                         Carmel, Indiana 46032
(Address of principal executive offices)(Address of principal executive offices)

                         Preferred Securities Guarantee
                         (Title of indenture securities)

 1.      GENERAL INFORMATION. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the Trustee.

 3. through 15.

                  NO RESPONSE NECESSARY

16.      LIST OF EXHIBITS.

         1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

              A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

         2.   A copy of the existing by-laws of the Trustee.

              A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

         3.   The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  (included as Exhibit B on page 3 of this statement)

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 5th day of January, 2000.

HARRIS TRUST AND SAVINGS BANK


By:  /s/ J. Bartolini
     ----------------------
     J. Bartolini
     Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By:  /s/ J. Bartolini
     ----------------------
     J. Bartolini
     Vice President

EXHIBIT B
Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1999, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                                   HARRIS BANK


                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1999, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                         Bank's Transit Number 71000288

                                                                                                                        THOUSANDS
                                ASSETS                                                                                 OF DOLLARS
Cash and balances due from depository institutions:
              Non-interest bearing balances and currency and coin....................................                  $1,139,804
              Interest bearing balances..............................................................                    $223,943
Securities:..........................................................................................
a.  Held-to-maturity securities                                                                                                $0
b.  Available-for-sale securities                                                                                      $5,773,313
Federal funds sold and securities purchased under agreements to resell                                                   $148,650
Loans and lease financing receivables:

              Loans and leases, net of unearned income...............................................  $9,752,500
              LESS:  Allowance for loan and lease losses.............................................    $111,660
                                                                                                       ----------


              Loans and leases, net of unearned income, allowance, and reserve
              (item 4.a minus 4.b)...................................................................                  $9,640,840
Assets held in trading accounts......................................................................                    $193,520
Premises and fixed assets (including capitalized leases).............................................                    $271,847
Other real estate owned..............................................................................                        $339
Investments in unconsolidated subsidiaries and associated companies..................................                          $0
Customer's liability to this bank on acceptances outstanding.........................................                     $44,067
Intangible assets....................................................................................                    $245,968
Other assets.........................................................................................                  $1,328,114
                                                                                                                       ----------

TOTAL ASSETS                                                                                                          $19,010,405
                                                                                                                      ===========

                                        3









                                   LIABILITIES
Deposits:
     In domestic offices.............................................................................                  $9,579,731

              Non-interest bearing...................................................................  $2,953,755
              Interest bearing.......................................................................  $6,625,976

     In foreign offices, Edge and Agreement subsidiaries, and IBF's..................................                  $1,396,781

              Non-interest bearing...................................................................     $21,682
              Interest bearing.......................................................................  $1,375,099

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
Federal funds purchased & securities sold under agreements to repurchase.............................                  $3,951,113
Trading Liabilities                                                                                                        91,252
Other borrowed money:................................................................................
a.  With remaining maturity of one year or less                                                                        $1,978,203
b.  With remaining maturity of more than one year                                                                              $0
Bank's liability on acceptances executed and outstanding                                                                  $44,067
Subordinated notes and debentures....................................................................                    $225,000
Other liabilities....................................................................................                    $481,642
                                                                                                                      -----------

TOTAL LIABILITIES                                                                                                     $17,747,789
                                                                                                                      ===========

                                 EQUITY CAPITAL
Common stock.........................................................................................                    $100,000
Surplus..............................................................................................                    $609,913
a.  Undivided profits and capital reserves............................................................                   $657,705
b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($105,002)
                                                                                                                      -----------

TOTAL EQUITY CAPITAL                                                                                                   $1,262,616
                                                                                                                      ===========

Total liabilities, limited-life preferred stock, and equity capital..................................                 $19,010,405
                                                                                                                      ===========

         I, Christy Wipper, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                 CHRISTY WIPPER
                                    10/26/99

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.


                  Directors
                  --------------------
                  ALAN G. McNALLY,
                  EDWARD W. LYMAN,
                  LEO M. HENIKOFF
                                        4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            Statement of Eligibility
                      Under the Trust Indenture Act of 1939
                  of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) ______



                          HARRIS TRUST AND SAVINGS BANK
                                (Name of Trustee)


          Illinois                                      36-1194448
    (State of Incorporation)               (I.R.S. Employer Identification No.)



                 111 West Monroe Street, Chicago, Illinois 60603
                    (Address of principal executive offices)


                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                    312-461-2527 phone 312-461-3525 facsimile
           (Name, address and telephone number for agent for service)



   CONSECO FINANCING TRUST X                            CONSECO, INC.
         (Obligor)                                      (Guarantor)

        DELAWARE                                          INDIANA
  (State of Incorporation                          (State of Incorporation)


         91-1988900                                      35-1468632
(I.R.S Employer identification No.)          (I.R.S Employer identification No.)


        c/o Conseco, Inc.
   11825 North Pennsylvania Street             11825 North Pennsylvania Street
      Carmel, Indiana 46032                        Carmel, Indiana 46032
(Address of principal executive offices)(Address of principal executive offices)

                         Preferred Securities Guarantee
                         (Title of indenture securities)

 1.      GENERAL INFORMATION. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the Trustee.

 3. through 15.

                  NO RESPONSE NECESSARY

16.      LIST OF EXHIBITS.

         1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

              A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

         2.   A copy of the existing by-laws of the Trustee.

              A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

         3.   The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  (included as Exhibit B on page 3 of this statement)

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 5th day of January, 2000.

HARRIS TRUST AND SAVINGS BANK


By:  /s/ J. Bartolini
     -----------------------
     J. Bartolini
     Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By:  /s/ J. Bartolini
     -----------------------
     J. Bartolini
     Vice President

EXHIBIT B
Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1999, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                                   HARRIS BANK


                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1999, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                         Bank's Transit Number 71000288

                                                                                                                        THOUSANDS
                                ASSETS                                                                                 OF DOLLARS
Cash and balances due from depository institutions:
              Non-interest bearing balances and currency and coin....................................                  $1,139,804
              Interest bearing balances..............................................................                    $223,943
Securities:..........................................................................................
a.  Held-to-maturity securities                                                                                                $0
b.  Available-for-sale securities                                                                                      $5,773,313
Federal funds sold and securities purchased under agreements to resell                                                   $148,650
Loans and lease financing receivables:

              Loans and leases, net of unearned income...............................................  $9,752,500
              LESS:  Allowance for loan and lease losses.............................................    $111,660
                                                                                                       ----------


              Loans and leases, net of unearned income, allowance, and reserve
              (item 4.a minus 4.b)...................................................................                  $9,640,840
Assets held in trading accounts......................................................................                    $193,520
Premises and fixed assets (including capitalized leases).............................................                    $271,847
Other real estate owned..............................................................................                        $339
Investments in unconsolidated subsidiaries and associated companies..................................                          $0
Customer's liability to this bank on acceptances outstanding.........................................                     $44,067
Intangible assets....................................................................................                    $245,968
Other assets.........................................................................................                  $1,328,114
                                                                                                                      -----------

TOTAL ASSETS                                                                                                          $19,010,405
                                                                                                                      ===========

                                        3









                                   LIABILITIES
Deposits:
     In domestic offices.............................................................................                  $9,579,731

              Non-interest bearing...................................................................  $2,953,755
              Interest bearing.......................................................................  $6,625,976

     In foreign offices, Edge and Agreement subsidiaries, and IBF's..................................                  $1,396,781

              Non-interest bearing...................................................................     $21,682
              Interest bearing.......................................................................  $1,375,099

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
Federal funds purchased & securities sold under agreements to repurchase.............................                  $3,951,113
Trading Liabilities                                                                                                        91,252
Other borrowed money:................................................................................
a.  With remaining maturity of one year or less                                                                        $1,978,203
b.  With remaining maturity of more than one year                                                                              $0
Bank's liability on acceptances executed and outstanding                                                                  $44,067
Subordinated notes and debentures....................................................................                    $225,000
Other liabilities....................................................................................                    $481,642
                                                                                                                      -----------

TOTAL LIABILITIES                                                                                                     $17,747,789
                                                                                                                      ===========

                                 EQUITY CAPITAL
Common stock.........................................................................................                    $100,000
Surplus..............................................................................................                    $609,913
a.  Undivided profits and capital reserves...........................................................                    $657,705
b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($105,002)
                                                                                                                      -----------

TOTAL EQUITY CAPITAL                                                                                                   $1,262,616
                                                                                                                      ===========

Total liabilities, limited-life preferred stock, and equity capital..................................                 $19,010,405
                                                                                                                      ===========

         I, Christy Wipper, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                 CHRISTY WIPPER
                                    10/26/99

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.


                  Directors
                  --------------------
                  ALAN G. McNALLY,
                  EDWARD W. LYMAN,
                  LEO M. HENIKOFF
                                        4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            Statement of Eligibility
                      Under the Trust Indenture Act of 1939
                  of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2) ______



                          HARRIS TRUST AND SAVINGS BANK
                                (Name of Trustee)


         Illinois                                      36-1194448
 (State of Incorporation)                  (I.R.S. Employer Identification No.)



                 111 West Monroe Street, Chicago, Illinois 60603
                    (Address of principal executive offices)


                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                    312-461-2527 phone 312-461-3525 facsimile
           (Name, address and telephone number for agent for service)



   CONSECO FINANCING XII                            CONSECO, INC.
       (Obligor)                                    (Guarantor)

       DELAWARE                                       INDIANA
(State of Incorporation                       (State of Incorporation)


         applied for                                  35-1468632
(I.R.S Employer identification No.)          (I.R.S Employer identification No.)


        c/o Conseco, Inc.
11825 North Pennsylvania Street           11825 North Pennsylvania Street
   Carmel, Indiana 46032                        Carmel, Indiana 46032
(Address of principal executive offices)(Address of principal executive offices)

                         Preferred Securities Guarantee
                         (Title of indenture securities)

 1.      GENERAL INFORMATION.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                  The Obligor is not an affiliate of the Trustee.

 3. through 15.

                  NO RESPONSE NECESSARY

16.      LIST OF EXHIBITS.

         1. A copy of the articles of association of the Trustee as now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

              A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

         2.   A copy of the existing by-laws of the Trustee.

              A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of Commercial Federal Corporation, File No. 333-20711, and is incorporated herein by reference.

         3.   The consents of the Trustee required by Section 321(b) of the Act.

                  (included as Exhibit A on page 2 of this statement)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  (included as Exhibit B on page 3 of this statement)

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




                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 5th day of January, 2000.

HARRIS TRUST AND SAVINGS BANK


By:   /s/ J. Bartolini
      ----------------------
      J. Bartolini
      Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By:   /s/ J. Bartolini
      ----------------------
      J. Bartolini
      Vice President

EXHIBIT B
Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of September 30, 1999, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                                   HARRIS BANK


                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on September 30, 1999, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                         Bank's Transit Number 71000288

                                                                                                                      THOUSANDS
                                ASSETS                                                                               OF DOLLARS

Cash and balances due from depository institutions:
              Non-interest bearing balances and currency and coin....................................                  $1,139,804
              Interest bearing balances..............................................................                    $223,943
Securities:..........................................................................................
a.  Held-to-maturity securities                                                                                                $0
b.  Available-for-sale securities                                                                                      $5,773,313
Federal funds sold and securities purchased under agreements to resell                                                   $148,650
Loans and lease financing receivables:

              Loans and leases, net of unearned income...............................................  $9,752,500
              LESS:  Allowance for loan and lease losses.............................................    $111,660
                                                                                                       ----------


              Loans and leases, net of unearned income, allowance, and reserve
              (item 4.a minus 4.b)...................................................................                  $9,640,840
Assets held in trading accounts......................................................................                    $193,520
Premises and fixed assets (including capitalized leases).............................................                    $271,847
Other real estate owned..............................................................................                        $339
Investments in unconsolidated subsidiaries and associated companies..................................                          $0
Customer's liability to this bank on acceptances outstanding.........................................                     $44,067
Intangible assets....................................................................................                    $245,968
Other assets.........................................................................................                  $1,328,114
                                                                                                                      -----------

TOTAL ASSETS                                                                                                          $19,010,405
                                                                                                                      ===========

                                        3









                                   LIABILITIES
Deposits:
     In domestic offices.............................................................................                  $9,579,731

              Non-interest bearing...................................................................  $2,953,755
              Interest bearing.......................................................................  $6,625,976

     In foreign offices, Edge and Agreement subsidiaries, and IBF's..................................                  $1,396,781

              Non-interest bearing...................................................................     $21,682
              Interest bearing.......................................................................  $1,375,099

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
Federal funds purchased & securities sold under agreements to repurchase.............................                  $3,951,113
Trading Liabilities                                                                                                        91,252
Other borrowed money:................................................................................
a.  With remaining maturity of one year or less                                                                        $1,978,203
b.  With remaining maturity of more than one year                                                                              $0
Bank's liability on acceptances executed and outstanding                                                                  $44,067
Subordinated notes and debentures....................................................................                    $225,000
Other liabilities....................................................................................                    $481,642
                                                                                                                      -----------

TOTAL LIABILITIES                                                                                                     $17,747,789
                                                                                                                      ===========

                                 EQUITY CAPITAL
Common stock.........................................................................................                    $100,000
Surplus..............................................................................................                    $609,913
a.  Undivided profits and capital reserves...........................................................                    $657,705
b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($105,002)
                                                                                                                      -----------

TOTAL EQUITY CAPITAL                                                                                                   $1,262,616
                                                                                                                      ===========

Total liabilities, limited-life preferred stock, and equity capital..................................                 $19,010,405
                                                                                                                      ===========

         I, Christy Wipper, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                 CHRISTY WIPPER
                                    10/26/99

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.


                  Directors
                  --------------------
                  ALAN G. McNALLY,
                  EDWARD W. LYMAN,
                  LEO M. HENIKOFF

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